UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 2, 2019 (March 27, 2019)

SOCIAL REALITY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37916	45-2925231
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

456 Seaton Street, Los Angeles, CA	90013
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(323) 694-9800

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 27, 2019, the board of directors (“Board”) of Social Reality, Inc. (“Company”) amended and restated the Company’s Bylaws (as so amended and restated, the “Bylaws”) to update, clarify and amend the following:

Section 2.14 was amended to require that a stockholder’s notice of business proposed by stockholder to be conducted at a meeting of the stockholders include disclosure with regard to: (i) any proxy, contract, arrangement, understanding or relationship pursuant to which such stockholder or beneficial owner, if any, has a right to vote any shares of any security of the corporation, and (ii) a description of any such agreement with regard to any proposal by such stockholder.

Section 2.16 was added to require that a stockholder’s notice of: (i) business proposed by stockholder to be conducted at a meeting of the stockholders, or (ii) of a director nominee, include a description of such stockholder’s hedged position, if any, in the Company’s securities.

Section 3.2 was amended to inrease the minimum number of required directors of the Company from one (1) to three (3).

Section 4.5 was amended to remove the timeframe under which the governance and nominating committee of the Board will propose a slate of nominees in the event that the committee is not recommending a then incumbent director.

Article X was added to provide that Delaware is the forum for the adjudication of any dispute between the Company and its stockholders.

The foregoing summary of is qualified in its entirety by the Bylaws, a copy of which is filed as Exhibit 3.01(ii) to this Form 8-K and is incorporated in this Item 5.03 by reference.

Item 9.01

Financial Statements and Exhibits.

Exhibit No.	Description
3.01(ii)	Amended and Restated Bylaws of Social Reality, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 2, 2019	Social Reality, Inc.

/s/ Christopher Miglino
By: Christopher Miglino
Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description
3.01(ii)	Amended and Restated Bylaws of Social Reality, Inc.